UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2008

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California		94089

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (408) 349-3300

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     Yahoo! Inc. (the “Company”) received an unsolicited proposal from Microsoft Corporation (“Microsoft”) to acquire the Company. The Company said that its Board of Directors will evaluate this proposal carefully and promptly in the context of the Company’s strategic plans and pursue the best course of action to maximize long-term value for shareholders.
     A copy of the press release announcing the Company’s receipt of Microsoft’s proposal is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
The following item is filed as an exhibit to this report:

Exhibit
Number	Description

99.1	Yahoo! Inc. Press Release dated February 1, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)
	By:	/s/ Michael J. Callahan
		Name:	Michael J. Callahan
Date: February 1, 2008		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Yahoo! Inc. Press Release dated February 1, 2008.